UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2021

CO-DIAGNOSTICS, INC.

(Exact name of small business issuer as specified in its charter)

Utah	1-38148	46-2609363
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(Address of principal executive offices)

(801) 438-1036

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CODX	NASDAQ-CM

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2021, Brian L. Brown, CPA commenced serving as the Chief Financial Officer of Co-Diagnostics, Inc., a Utah corporation (the “Company”).

Business Experience. From July 2020 until February 2021, Mr. Brown (45 years old) served as the Chief Financial Officer of A-Core Concrete Cutting, Inc. (Murray, Utah) where he his duties included overseeing the company’s accounting and finance departments, mergers and acquisitions and was responsible for financial forecasting and budgeting. From August 2019 to December 2019, Mr. Brown served as the Vice President of Accounting, Treasury and Investor Relations at Sportman’s Warehouse Holdings, Inc. (Midvale, Utah), a public company reporting on Nasdaq Global Select under the symbol SPWH, where his duties included overseeing the company’s accounting, treasury and investor relations departments, preparing the company’s annual, quarterly and current reports with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), overseeing all aspects of the company’s annual audit, including, but not limited to, the preparation and review of audit support schedules, preparation of financial statements and footnotes, and providing support to the company’s independent auditors. From October 2009 to August 2019, Mr. Brown served as the Director of Finance of Sportman’s Warehouse Holdings, Inc. (Nasdaq-GH: SWPH) where he assisted with the Company’s initial public offering in April 2014 as well as effecting private and secondary public offerings, acquisitions of a group of retail stores and preparing the company’s periodic and current reports with the SEC under the Exchange Act and complying with the Sarbanes Oxley Act of 2002, as amended (“Sarbanes Oxley Act”). From May 2005 to October 2009, Mr. Brown served as the Corporate Controller of FranklinCovey Products (Salt Lake City, Utah) where he developed and maintained the company’s internal controls over financial reporting structure in accordance with the control standards required under Section 404 of the Sarbanes Oxley Act. From July 2001 to May 2005, Mr. Brown served as an Assurance Senior at KPMG, LLP (Salt Lake City, Utah) where he provided audit services to various clients in multiple industries. Mr. Brown holds a Bachelor of Arts in Accounting and Masters of Professional Accountancy from the University of Utah. Mr. Brown is a licensed CPA in Utah.

Compensation. In consideration for serving as the Chief Financial Officer of the Company, Mr. Brown will paid an annual base salary of $235,000 and be eligible for a bonus equal for up to 10% of his base salary based on the performance of the Company and achievements of milestones to be established by the Company’s Board of Directors. The Company has also agreed to grant Mr. Brown an aggregate of 30,000 Restricted Stock Units under the Company’s Amended and Restated 2015 Long Term Incentive Plan, of which 5,000 shares will vest on November 23, 2021 and every six months thereafter until 100% vested.

Mr. Brown will replace Mr. Reed L. Benson who has served as the Company’s Chief Financial Officer since November 2014. Mr. Benson will continue serving as the Secretary and General Counsel of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CO-DIAGNOSTICS, INC.

Date: February 22, 2021	By:	/s/ Dwight H. Egan
	Name:	Dwight H. Egan